Exhibit 99.1

Brett J. Hart Named President of United Airlines

Hart assumes role of President following the

Annual Meeting of Shareholders on May 20, 2020

CHICAGO, May 11, 2020 – United Airlines (NASDAQ: UAL) today announced that effective May 20, 2020, Brett J. Hart, Executive Vice President and Chief Administrative Officer, will be appointed President of United Airlines Holdings, Inc. – a continuation of the company’s leadership succession plan announced in early December with current CEO Oscar Munoz transitioning to Executive Chair and current President Scott Kirby becoming CEO following the Annual Meeting of Shareholders on May 20, 2020.

“Brett is a well-established and widely respected leader who has established a strong track record, over the last decade, helping United navigate complex challenges across all areas of our business,” Munoz said. “He is recognized inside and outside of the airline industry for his leadership and has played a central role in shaping our strategy, culture and leading our community engagement around the world.”

Since joining United in 2010, Hart has taken on a variety of significant strategic responsibilities for the company at critical moments – most notably in October 2015 when he served as interim CEO for six months while Munoz recovered from a heart transplant. Hart’s promotion reflects United’s commitment to leadership continuity and underscores the value of leveraging Hart’s regulatory and strategic expertise, which complement Kirby’s strong commercial acumen and industry experience.

“Working closely with Brett over the last 3 years, I have seen first-hand his thoughtful and intellectually rigorous approach to navigating the complex environment in which we operate and effectively implementing our business strategy,” Kirby said. “The leadership Brett has shown as we have managed the current crisis reinforces the conclusion I reached last year: Brett is exactly the leader that United needs right now to take on the role of President.”

As President of United, Hart will continue to lead the company’s public advocacy strategy including the Government Affairs, Corporate Communications, Legal and Community Engagement teams. He will also continue to oversee business-critical functions like the Corporate Real Estate team and manage United’s industry leading environmental sustainability efforts. His responsibilities will expand to include managing the Human Resources and Labor Relations teams.

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“I am honored and energized as I take on these new responsibilities to lead this incredible team that I am convinced will build United into a thriving industry leader,” Hart said. “The path forward will not be easy, but I am confident that Scott and I will continue our partnership to lead United through the extraordinary challenge posed by COVID-19. United’s bright future is only possible because of the commitment of the most talented airline professionals in the world who serve United and our customers every single day – and I could not be prouder of them.

Like Munoz and Kirby, Hart will forgo his salary as President. The company will not replace the role of Chief Administrative Officer.

Before joining United, Hart was executive vice president, general counsel and corporate secretary at Sara Lee Corporation, where he directed global legal operations for the corporation.

Prior to Sara Lee, Hart was a partner at Sonnenschein Nath & Rosenthal in Chicago. Before that, he served as special assistant to the general counsel at the U.S. Department of Treasury in Washington, D.C.

Hart serves on the Board of Directors for Abbvie. He is also active in several philanthropic organizations, including serving on the boards of the Obama Foundation Inclusion Council, the Chicago Council on Global Affairs, University of Chicago, Northwestern Medicine and is Chair of the Metropolitan Pier and Exposition Authority Board.

Hart received his Bachelor of Arts degree in philosophy and English from the University of Michigan and a juris doctorate degree from the University of Chicago Law School. Hart and his wife Dontrey and their three sons, Jonah, Aiden and Matthew reside on Chicago’s South Side.

About United

United’s shared purpose is “Connecting People. Uniting the World.” For more information, visit united.com, follow @United on Twitter and Instagram or connect on Facebook. The common stock of United's parent, United Airlines Holdings, Inc., is traded on the Nasdaq under the symbol "UAL".

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Certain statements in this press release are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this press release are based upon information available to us on the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the existing global COVID-19 pandemic and the outbreak of any other disease or similar public health threat that affects travel demand or travel behavior; the final terms of borrowing pursuant to the Loan Program under the CARES Act, if any, and the effects of the grant and promissory note through the Payroll Support Program under the CARES Act; the costs and availability of financing; our significant amount of financial leverage from fixed obligations and ability to seek additional liquidity and maintain adequate liquidity; our ability to comply with the terms of our various financing arrangements; the material disruption of our strategic operating plan as a result of COVID-19, and our ability to execute our strategic operating plans in the long term; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; our capacity decisions and the capacity decisions of our competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in our supply of aircraft fuel; our ability to cost-effectively hedge against increases in the price of aircraft fuel, if we decide to do so; the effects of any technology failures or cybersecurity or significant data breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving our aircraft or operations, the aircraft or operations of our regional carriers or our code share partners or the aircraft or operations of another airline; our ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in our fleet; disruptions to our regional network, as a result of the COVID-19 pandemic or otherwise; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of our investments in other airlines, including in other parts of the world, which involve significant challenges and risks, particularly given the impact of the COVID-19 pandemic; industry consolidation or changes in airline alliances; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; disruptions in the availability of aircraft, parts or support from our suppliers; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; labor costs; the impact of any management changes; extended interruptions or disruptions in service at major airports where we operate; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; our ability to realize the full value of our intangible assets and long-lived assets; any impact to our reputation or brand image; and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.